Exhibit 99.1

LETTER OF TRANSMITTAL

Relating to

RHP HOTEL PROPERTIES, LP

RHP FINANCE CORPORATION

Offer to Exchange up to

$400,000,000 aggregate principal amount of 5.00% Senior Notes due 2023 that have been registered under the Securities Act of 1933

for

$400,000,000 aggregate principal amount of 5.00% Senior Notes due 2023 that have not been registered under the Securities Act of 1933

Pursuant to the Prospectus dated     , 2015

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON            , 2015 (THE “EXPIRATION DATE”) UNLESS EXTENDED. TENDERS MAY BE WITHDRAWN AT ANY TIME BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

U.S. BANK NATIONAL ASSOCIATION

By Registered, Certified or Regular Mail: U.S. Bank National Association 60 Livingston Avenue St. Paul, Minnesota 55107 Attention: Specialized Finance	By Facsimile (eligible institutions only): 651-466-7372 Telephone Inquiries: 800-934-6802	By Overnight Courier or Hand Delivery: U.S. Bank National Association 60 Livingston Avenue 1st Floor – Bond Drop Window St. Paul, Minnesota 55107

Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of this Letter of Transmittal by facsimile other than as set forth above does not constitute a valid delivery of this Letter of Transmittal. The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

By execution hereof, the undersigned acknowledges receipt of the Prospectus dated                     , 2015 (the “Prospectus”) of RHP Hotel Properties, LP, a Delaware limited partnership, and RHP Finance Corporation, a Delaware corporation (together, the “Issuers”), and this Letter of Transmittal (this “Letter of Transmittal”), which together constitute the Issuers’ offer to exchange (the “Exchange Offer”) up to $400,000,000 aggregate principal amount of 5.00% Senior Notes due 2023 (CUSIP No. 749571AD7) (the “Exchange Notes”) that have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for a like principal amount of their outstanding $400,000,000 aggregate principal amount of 5.00% Senior Notes due 2023 (CUSIP Nos. 749571AC9 and U76453AB2) (the “Private Notes”). Capitalized terms used but not defined herein have the same meanings given to them in the Prospectus.

Upon satisfaction or waiver of all of the conditions to the Exchange Offer, the Issuers will accept any and all Private Notes validly tendered and not validly withdrawn before 5:00 p.m., New York City time, on or prior to the Expiration Date. Promptly after the Expiration Date, the Issuers will issue an aggregate principal amount of up to $400 million of Exchange Notes for a like principal amount of Private Notes tendered and accepted in connection with the Exchange Offer.

The terms of the Exchange Notes will be identical in all material respects to the terms of the Private Notes, except the Exchange Notes will be issued in an offering registered under the Securities Act, and the transfer restrictions, registration rights, and related additional interest provisions applicable to the Private Notes will not apply to the Exchange Notes. Interest on the Exchange Notes will accrue from the last date on which interest was paid on the Private Notes or, if no such interest has been paid, from the issue date. The Exchange Notes will evidence the same debt as the Private Notes. The Private Notes will be issued under and entitled to the benefits of the Indenture that authorized the issuance of the Private Notes. Private Notes may be tendered only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof.

The Exchange Offer is described in the Prospectus and in this Letter of Transmittal. All terms and conditions contained in, or otherwise referred to in, the Prospectus are deemed to be incorporated in, and form a part of, this Letter of Transmittal.

Each broker-dealer that receives Exchange Notes for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. The Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Private Notes where such Private Notes were acquired as a result of market-making activities or other trading activities. We have agreed that, starting on the Expiration Date and ending 90 days thereafter, we will make the Prospectus available to any broker-dealer for use in connection with any such resale. By acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. For a period of 90 days after the Expiration Date, the Issuers will promptly send additional copies of the Prospectus and any amendment or supplement to the Prospectus to any broker-dealer that requests such documents in this Letter of Transmittal.

This Letter of Transmittal is to be completed by a holder of Private Notes if certificates representing the Private Notes are to be delivered to the Exchange Agent or if Private Notes are to be tendered by effecting a book-entry transfer into the Exchange Agent’s account at the Depository Trust Company (“DTC”) and instructions are not being transmitted through the Automated Tender Offer Program (“ATOP”) procedures of DTC. Unless you intend to tender your Private Notes through the ATOP procedures of DTC, you should complete, execute and deliver this Letter of Transmittal to the Exchange Agent prior to the Expiration Date. The Exchange Agent will verify acceptance of the Exchange Offer, execute a book-entry transfer of the tendered Private Notes to the account of the Exchange Agent at DTC and send to the Exchange Agent a “book-entry confirmation,” which shall include an agent’s message. The term “agent’s message” means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of a book-entry confirmation, which states that DTC has received an express and unconditional acknowledgment from an organization that participates in DTC tendering Private Notes that the participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Issuers may enforce this Letter of Transmittal against such participant. Delivery of the agent’s message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the DTC participant identified in the agent’s message. Accordingly, holders who tender their Private Notes through DTC’s ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

If you are a beneficial owner that holds Private Notes through Euroclear or Clearstream and wish to tender your Private Notes, you must contact Euroclear or Clearstream directly to ascertain their procedure for tendering Private Notes and comply with such procedure.

Your bank or broker can assist you in completing this Letter of Transmittal. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent, whose address and telephone number appear on the front page of this Letter of Transmittal. If your Private Notes are held through a broker, dealer, commercial bank, trust company or other nominee and you want to tender your Private Notes, you must instruct that intermediary to tender the Private Notes on your behalf pursuant to the procedures of such intermediary. You should contact your intermediary as soon as possible to give it sufficient time to meet your requested deadline.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS

CAREFULLY BEFORE CHECKING ANY BOX BELOW.

TENDER OF PRIVATE NOTES

To effect a valid tender of Private Notes through the completion, execution and delivery of this Letter of Transmittal, the undersigned must:

•	complete the table below entitled “Method of Delivery”;

•	complete the table below entitled “Description of Private Notes Tendered”;

•	if appropriate, complete the tables entitled “Special Issuance Instructions” and/or “Special Delivery Instructions”;

•	sign this Letter of Transmittal where indicated; and

•	complete the accompanying Substitute Form W-9 or the appropriate IRS Form W-8 (e.g., IRS Form W-8BEN, W-8ECI, etc.), as applicable.

Exchange Notes will be delivered in book-entry form through DTC and only to the DTC account of the undersigned or the undersigned’s custodian, as specified in the table below entitled “Method of Delivery.” Failure to provide the information necessary to effect delivery of the Private Notes will render such holder’s tender defective, and the Issuers will have the right, which they may waive, to reject such tender without notice.

METHOD OF DELIVERY

☐	CHECK HERE IF PHYSICAL CERTIFICATES FOR TENDERED PRIVATE NOTES ARE BEING DELIVERED HEREWITH.

☐	CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE DTC ACCOUNT MAINTAINED BY THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

DTC Participant Number:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF TENDERED PRIVATE NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder:

Window Ticket Number (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution Which Guaranteed Delivery:

If Delivered by Book-Entry Transfer, Complete the Following:

Name of Tendering Institution:

DTC Participant Number:

Account Number:

Transaction Code Number:

☐	CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE PRIVATE NOTES FOR YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE TEN (10) ADDITIONAL COPIES OF THE PROSPECTUS AND OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:

Address:

DESCRIPTION OF PRIVATE NOTES TENDERED

List below the Private Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the numbers and principal amount of the Private Notes should be listed on a separate signed schedule affixed hereto. Private Notes may be tendered only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Unless otherwise indicated in this column, the holder will be deemed to have tendered the full aggregate principal amount represented by such Private Notes. See Instruction 2.

Name(s) and Address(es) of Registered Holder(s) (Please fill in, if blank)	Certificate Number(s) of Private Notes*	Aggregate Principal Amount Represented by Private Notes	Aggregate Principal Amount of Private Notes Being Tendered

*	Need not be completed by holders delivering by book-entry transfer (see below).

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Issuers the aggregate principal amount of the Private Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Private Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Private Notes as are being tendered herewith.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Issuers) with respect to the tendered Private Notes, with full power of substitution and resubstitution (such power of attorney being deemed an irrevocable power coupled with an interest) to: (a) deliver certificates representing such Private Notes, or transfer ownership of such Private Notes on the account books maintained by the book-entry transfer facility specified by the holder(s) of the Private Notes, together, in each such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuers, (b) present and deliver such Private Notes for transfer on the books of the Issuers and (c) receive all benefits or otherwise exercise all rights and incidents of beneficial ownership of such Private Notes, all in accordance with the terms of the Exchange Offer.

The undersigned hereby represents and warrants that: (a) the undersigned has full power and authority to tender, exchange, assign and transfer the Private Notes tendered hereby; (b) when such tendered Private Notes are accepted for exchange, the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances; and (c) the Private Notes tendered for exchange are not subject to any adverse claims or proxies when accepted by the Issuers.

The undersigned hereby further represents that: (a) any Exchange Notes acquired in exchange for Private Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned; (b) at the time of the commencement or consummation of the Exchange Offer, neither the undersigned nor, to the undersigned’s actual knowledge, any other person receiving Exchange Notes from the undersigned has an arrangement or understanding with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes in violation of the provisions of the Securities Act; (c) neither the undersigned nor, to the undersigned’s actual knowledge, any other person receiving Exchange Notes from the undersigned is an affiliate (as defined in Rule 405 of the Securities Act) of the Issuers; (d) if the undersigned is not a broker-dealer, neither the undersigned nor, to the undersigned’s actual knowledge, any other person receiving Exchange Notes from the undersigned is engaged in or intends to engage in a distribution of the Exchange Notes; and (e) if the undersigned is a broker-dealer that is a beneficial owner of Exchange Notes, the undersigned has acquired the Exchange Notes for the undersigned’s own account in exchange for Private Notes that were acquired as a result of market-making activities or other trading activities, and the undersigned will comply will all applicable provisions of the Securities Act (including, but not limited to, the prospectus delivery requirements thereunder); however, by acknowledging that the undersigned will deliver and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned also acknowledges that the Exchange Offer is being made in based on the Issuers’ understanding of interpretations by the staff of the Securities and Exchange Commission (the “SEC”) as set forth in no-action letters issued to third parties, including Morgan Stanley & Co. Incorporated (available June 5, 1991), Exxon Capital Holdings Corporation (available May 13, 1988), as interpreted in Shearman & Sterling (available July 2, 1993), or interpretive letters to similar effect, that the Exchange Notes issued in exchange for the Private Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by each holder thereof (other than a broker-dealer who acquires such Exchange Notes directly from the Issuers for resale pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act or any such holder that is an “affiliate” of the Issuers within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holder’s business and such holder is not engaged in, and does not intend to engage in, a distribution of such Exchange Notes and has no arrangement or understanding with any person to participate in the distribution of such Exchange Notes. If a holder of the Private Notes is an affiliate of the Issuers, is not acquiring the Exchange Notes in the ordinary course of its business, is engaged in or intends to engage in a distribution of the Exchange Notes or has any arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offer, such holder (x) cannot not rely on the applicable interpretations of the staff of the SEC and (y) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale of the Exchange Notes, unless an exemption is otherwise available.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuers or the Exchange Agent to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Private Notes or transfer ownership of such Private Notes on the account books maintained by the book-entry transfer facility.

All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, administrators, trustees in bankruptcy and legal representatives of the undersigned. Tendered Private Notes may be withdrawn at any time prior to the Expiration Date in accordance with the procedures set forth in “The Exchange Offer––Withdrawal of Tenders” section of the Prospectus.

Unless otherwise indicated herein in the table entitled “Special Issuance Instructions” below, please issue the Exchange Notes (and, if applicable, substitute certificates representing the Private Notes for any Private Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of the Private Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated in the table entitled “Special Delivery Instructions” below, please send the Exchange Notes (and, if applicable, substitute certificates representing the Private Notes for any Private Notes not exchanged) to the undersigned at the address shown above in the table entitled “Description of Private Notes Tendered.”

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 4 and 6)

To be completed ONLY if certificates for Private Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal below, or if Private Notes delivered by book-entry transfer that are not accepted for exchange are to be returned by credit to an account maintained at DTC other than the account indicated below.

Issue:	☐ Private Notes
☐ Exchange Notes

Name:
(please print)

Address:

(zip code)

DTC Account Number, if applicable

(Tax Identification or Social Security Number) (Such person(s) must also complete the accompanying Substitute Form W-9 or the appropriate IRS Form W-8)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 4 and 6)

To be completed ONLY if certificates for Private Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal below or to such person(s) at an address other than shown the table entitled “Description of Private Notes Tendered” on this Letter of Transmittal.

Deliver:	☐ Private Notes
☐ Exchange Notes

Name:
(please print)

Address:

(zip code)

(Tax Identification or Social Security Number) (Such person(s) must also complete the accompanying Substitute Form W-9 or the appropriate IRS Form W-8)

IMPORTANT: This Letter of Transmittal or a facsimile hereof or an agent’s message in lieu thereof (together with the certificates for Private Notes or a book-entry confirmation and all required documents) must be received by the Exchange Agent on or prior to 5:00 p.m., New York City time, on the Expiration Date.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX ABOVE.

IN ORDER TO VALIDLY TENDER PRIVATE NOTES FOR EXCHANGE, HOLDERS OF PRIVATE NOTES MUST COMPLETE, EXECUTE AND DELIVER THIS LETTER OF TRANSMITTAL OR ARRANGE FOR A PROPERLY TRANSMITTED AGENT’S MESSAGE

PLEASE COMPLETE AND SIGN BELOW

(To be completed and signed by all tendering holders except holders executing the tender through DTC’s ATOP procedures)

By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders to the Issuers the principal amount of the Private Notes listed in the table entitled “Description of Private Notes Tendered” under the column heading “Aggregate Principal Amount of Private Notes Being Tendered,” or, if nothing is indicated in such column, the entire aggregate principal amount represented by the Private Notes described in such table.

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date

Signature of Registered Holder(s) or Authorized Signatory (see guarantee requirement below)	Area Code and Telephone Number	Date

If a holder of Private Notes is tendering any Private Notes, this Letter of Transmittal must be signed by the registered holder(s) exactly as the name(s) appear(s) on (x) the certificate(s) for the Private Notes or (y) a securities position listing of DTC, or by any person(s) authorized to become the registered holder(s) by endorsements and documents transmitted herewith. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, please set forth at the line entitled “Capacity (full title)” and submit evidence satisfactory to the Exchange Agent and the Issuers of such person’s authority to so act. See Instruction 6.

Name(s) (please print):

Capacity (full title):

Address (including zip code):

Tax Identification or Social Security Number:

(REMEMBER TO COMPLETE THE ACCOMPANYING SUBSTITUTE FORM W-9 OR THE

APPLICABLE FORM W-8)

SIGNATURE GUARANTEE

(If required—see Instruction 6)

Signature(s) Guaranteed by an Eligible Institution:
(Authorized Signature)

(Title)

(Name of Firm)

Address

Dated:                     , 2015

INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by a holder of Private Notes if certificates representing the Private Notes are to be delivered to the Exchange Agent or if Private Notes are to be tendered by effecting a book-entry transfer to the account maintained by the Exchange Agent at DTC and instructions are not being transmitted through the ATOP procedures of DTC. Holders who tender their Private Notes through DTC’s ATOP procedures shall be bound by, but need not complete, this Letter of Transmittal. Thus, a Letter of Transmittal need not accompany tenders effected through ATOP.

Certificates for all physically tendered Private Notes or a confirmation of a book-entry transfer into the Exchange Agent’s account at DTC of all Private Notes delivered electronically, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or a manually executed facsimile thereof) or properly transmitted agent’s message, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date.

Any financial institution that is a participant in DTC may electronically transmit its acceptance of an Exchange Offer by causing DTC to transfer Private Notes to the Exchange Agent in accordance with DTC’s ATOP procedures for such transfer on or prior to the Expiration Date.

Delivery of a Letter of Transmittal to DTC will not constitute valid delivery to the Exchange Agent.

Holders whose Private Notes are not readily available to meet the Expiration Date deadline, who cannot deliver their Private Notes, this Letter of Transmittal or any other required documents to the Exchange Agent prior to the Expiration Date, or who cannot complete the procedures for book-entry transfer prior to the Expiration Date may still participate in the Exchange Offer through the guaranteed delivery procedures set forth in the Prospectus under “The Exchange Offer—Guaranteed Delivery Procedures.” Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below); (ii) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, by facsimile transmission, mail or hand delivery, substantially in the form provided by the Issuer that (A) sets forth the name and address of the tendering holder of Private Notes, the certificate number(s) of the Private Notes, if applicable, and the principal amount of Private Notes tendered; (B) states that the tender is being made thereby, and (C) guarantees that, within three (3) trading days after the Expiration Date, this Letter of Transmittal, or a facsimile or agent’s message in lieu thereof, together with the Private Notes or a book-entry confirmation, as applicable, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (iii) the Exchange Agent must receive a properly completed and executed Letter of Transmittal, or facsimile or agent’s message in lieu thereof, as well as the certificate(s) representing tendered Private Notes in proper form for transfer or a book-entry confirmation of transfer of the tendered Private Notes into the Exchange Agent’s account at DTC, as applicable, and all other documents required by this Letter of Transmittal within three (3) trading days after the Expiration Date. An “Eligible Institution” is one of the following firms or other entities identified in Rule 17Ad-15 under the Exchange Act (as the terms are used in Rule 17Ad-15): a bank; a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, or government securities broker; a credit union; a national securities exchange, registered securities association, or clearing agency; or a savings institution that is a participant in a Securities Transfer Association recognized program.

The method of delivery of the Private Notes, this Letter of Transmittal and all other required documents to the Exchange Agent, including delivery through DTC and any acceptance or agent’s message delivered through ATOP, is at the election and risk of the tendering holder, and the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. As an alternative to delivery by mail, you may wish to consider overnight or hand delivery service, properly insured. In all cases, you should allow sufficient time to assure delivery to the exchange agent before the Expiration Date. Do not send this Letter of Transmittal or any Private Notes to the Issuers. You may ask your broker, dealer, commercial bank, trust company or other nominee to perform these transactions for you.

2. Partial Tenders (not applicable to holders who tender by book-entry transfer). If less than the entire principal amount of Private Notes evidenced by a submitted certificate is tendered, the tendering holder(s) must fill in the aggregate principal amount of Private Notes tendered in the column entitled “Aggregate Principal Amount of Private Notes Tendered” in the table entitled “Description of Private Notes Tendered” above. A newly issued certificate for the Private Notes submitted but not tendered will be sent to such holder promptly after the Expiration Date, unless otherwise provided in the appropriate table of this Letter of Transmittal. All Private Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise clearly indicated.

3. Delivery of Exchange Notes. If the Exchange Offer is consummated, the Exchange Agent will authenticate and deliver promptly to each tendering holder Exchange Notes equal in principal amount to the Private Notes accepted for exchange; provided that, if the Private Notes are held in global form by a depositary, the Exchange Agent will authenticate and deliver to such depositary one or more Exchange Notes in global form in an equivalent principal amount for the account of such tendering holder in accordance with the terms of the indenture for the Exchange Notes. The appropriate DTC participant name and number (along with any other required account information) needed to permit such delivery must be provided in the table entitled “Method of Delivery” above. Failure to do so will render a tender of the Private Notes defective, and the Issuers will have the right, which they may waive, to reject such delivery. Holders that anticipate participating in the Exchange Offer other than through DTC are urged to contact promptly a bank, broker or other intermediary (that has the capability to hold securities custodially through DTC) to arrange for receipt of Exchange Notes delivered pursuant to the Exchange Offer and to obtain the information necessary to complete the table.

4. Special Issuance and Special Delivery Instructions. Tendering holders of Private Notes should indicate in the applicable table the name and address to which substitute certificates representing Private Notes for any Private Notes not exchanged are to be issued or sent or, in the case of a book-entry delivery of Private Notes and/or Exchange Notes, the appropriate DTC participant name and number, if different from the name or address or DTC participant name and number, as the case may be, of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named also must be indicated. Holders tendering Private Notes by book-entry transfer may request that Private Notes not exchanged be credited to such account maintained at DTC as such holder may designate hereon. If no such instructions are given, such Private Notes not exchanged will be returned to the name and address or the account maintained at DTC, as the case may be, of the person signing this Letter of Transmittal.

5. Amount of Tenders. Private notes may be tendered only in minimum denominations of $2,000 and integral multiples of $1,000 in excess thereof. Book-entry transfers to the Exchange Agent should be made in the exact principal amount of the Private Notes tendered.

6. Signatures on This Letter of Transmittal; Bond Powers and Endorsements; Guarantees of Signatures. If this Letter of Transmittal is signed by the holder of the Private Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificate or on DTC’s security position listing as the holder of such Private Notes without any change whatsoever.

If any tendered Private Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal. If any tendered Private Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

When this Letter of Transmittal is signed by the registered holder(s) of the Private Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, any Exchange Notes or untendered or unexchanged Private Notes are to be issued to a person other than the registered holder(s), then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or separate bond powers must be guaranteed by an Eligible Institution.

If this Letter of Transmittal is signed by a person other than the registered holder of the Private Notes specified herein, such Private Notes must be endorsed or accompanied by a properly completed bond power, and in either case the signature must correspond exactly with the name as written on the face of the certificate or on DTC’s security position listing as the holder of such Private Notes without any change whatsoever. Any bond power must authorize the person signing this Letter of Transmittal to tender the Private Notes on behalf of the registered holder and must be signed by the registered holder as the registered holder’s name appears on the face of the certificate or on DTC’s security position listing. The signature on such certificate or separate bond power must be guaranteed by an Eligible Institution.

Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution if the Private Notes are tendered: (i) by a registered holder of Private Notes (which term, for purposes of the Exchange Offer, includes any DTC participant whose name appears on the security listing as the holder of such Private Notes) who has not completed the table entitled “Special Issuance Instructions” or “Special Delivery Instructions” in this Letter of Transmittal or (ii) for the account of an Eligible Institution.

If you sign this Letter of Transmittal or any Private Notes or bond powers in your capacity as trustee, executor, administrator, guardian, attorney-in-fact or officer of a corporation or if you are otherwise acting in a fiduciary or representative capacity, you should indicate this when signing. Unless waived by us, you must submit with this Letter of Transmittal evidence satisfactory to us of your authority to act in the particular capacity.

7. Transfer Taxes. Holders who tender their Private Notes for exchange will not be obligated to pay any transfer taxes in connection with the exchange. If, however, Exchange Notes issued in the Exchange Offer are to be delivered to, or are to be issued in the name of, any person other than the holder of the Private Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Private Notes in connection with the Exchange Offer, then the holder must pay any such transfer taxes, whether imposed on the registered holder or on any other person. Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Private Notes listed in this Letter of Transmittal.

8. Validity of Tenders. The Issuers will interpret the terms and conditions of the Exchange Offer, including this Letter of Transmittal and the Instructions hereto, and will resolve all questions as to the validity, form, eligibility, including time of receipt and acceptance of Private Notes tendered for exchange. The Issuers’ determinations in this regard will be final and binding on all parties. The Issuers reserve the absolute right to reject any and all tenders of any particular Private Notes not properly tendered or not to accept any particular Private Notes if the acceptance might, in the Issuers’ or the Issuers’ counsel’s judgment, be unlawful. The Issuers also reserve the absolute right to waive any defects or irregularities as to any particular Private Notes prior to the Expiration Date.

Unless waived, any defects or irregularities in connection with tenders of Private Notes for exchange must be cured within the time period the Issuers determine. Although the Issuers intend to notify holders of defects or irregularities in connection with tenders of Private Notes, none of the Issuers, the Exchange Agent, or anyone else will incur any liability for any failure to give such notice. Any Private Notes received by the Exchange Agent that are not properly tendered and as to which the irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holder, unless otherwise provided in this Letter of Transmittal, promptly after the Expiration Date.

9. Waiver of Conditions and Amendments. The Issuers expressly reserve the right to extend the period of time during which the Exchange Offer is open, in which case the Issuers will notify the Exchange Agent of such extension by oral or written notice, followed by notification by press release or other public announcement no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled expiration date. The Issuers also expressly reserve the right to amend, extend or terminate the Exchange Offer and to refuse to accept for exchange any Private Notes not previously accepted for exchange upon the occurrence of any of the conditions specified in the Prospectus. If the Exchange Offer is amended in a manner determined by the Issuers to constitute a material change, including the waiver of a material condition, the Issuers will promptly disclose that amendment by means of a prospectus supplement that will be distributed to the holders, and the Issuers will extend the Exchange Offer to the extent necessary to provide that at least five business days remain in the Exchange Offer following notice of the material change.

10. Withdrawals. Tenders may be withdrawn at any time before 5:00 p.m., New York City time, on the Expiration Date by complying with the procedures set forth in the Prospectus under the caption “The Exchange Offer—Withdrawal of Tenders.”

11. Mutilated, Lost, Stolen or Destroyed Securities. Any holder whose certificate(s) representing its Private Notes has(have) been mutilated, lost, stolen or destroyed, should promptly contact the Exchange Agent at the address set forth on the first page hereof for further instructions.

12. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal or an agent’s message in lieu thereof, shall waive any right to receive notice of the acceptance of their Private Notes for exchange.

13. Requests for Assistance or Additional Copies. You should direct all questions and requests for assistance or additional copies of the Prospectus or this Letter of Transmittal to the Exchange Agent at the address and telephone number set forth on the first page of this Letter of Transmittal.

14. Taxpayer Identification Number and Backup Withholding. The exchange of Private Notes for Exchange Notes should not be treated as a taxable transaction for U.S. federal income tax purposes. In particular, no backup withholding or information reporting is required in connection with such an exchange. However, under U.S. federal income tax laws, payments made with respect to the Exchange Offer or the Exchange Notes may be subject to backup withholding (currently at a rate of 28%). Generally, such payments may be subject to backup withholding unless the holder (i) is exempt from backup withholding or (ii) furnishes the payer with its correct taxpayer identification number (“TIN”) and provides certain certifications. Backup withholding is not an additional tax. Rather, the amount of backup withholding is treated as an advance payment of a tax liability, and a holder’s U.S. federal income tax liability will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained by the holder from the Internal Revenue Service (the “IRS”), provided that the required information is timely furnished to the IRS.

To avoid backup withholding, a U.S. Holder (defined below) should notify the Exchange Agent of its correct TIN by completing the Substitute Form W-9 included herein and certifying on the Substitute Form W-9 that the TIN provided is correct (or that the holder is awaiting a TIN). In addition, a U.S. Holder is required to certify on the Substitute Form W-9 that the holder is not subject to backup withholding because (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the IRS that it is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the holder that the holder is no longer subject to backup withholding. If the U.S. Holder has not been issued a TIN and has applied for one or intends to apply for one in the near future, such U.S. Holder should check the box in Part 3, sign and date the Substitute Form W-9 and complete the Certificate of Awaiting Taxpayer Identification Number. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN by the time of payment, the Exchange Agent will withhold 28% from any payments made pursuant to the Exchange Offer. Consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for guidelines on completing the Substitute Form W-9. If the Exchange Agent is provided with an incorrect TIN or the holder makes false statements resulting in no backup withholding, the holder may be subject to penalties imposed by the IRS. As used herein, a “U.S. Holder” means a beneficial owner of Private Notes or Exchange Notes that is, for U.S. federal income tax purposes, (a) a citizen or individual resident of the U.S. as determined for U.S. federal income tax purposes, (b) a corporation, or other entity classified as a corporation for such purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia, (c) an estate, the income of which is subject to U.S. federal income taxation regardless of the source of the income, or (d) a trust if (i) a court within the U.S. can exercise primary supervision over its administration and one or more “United States persons,” as defined in the Code, have the authority to control all of the substantial decisions of the trust, or (ii) the trust has validly elected to be treated as a “United States person” under applicable regulations.

To prevent backup withholding, a Non-U.S. Holder (as defined below) should (i) submit a properly completed IRS Form W–8 BEN or other applicable Form W–8 to the Exchange Agent, certifying under penalties of perjury to the holder’s foreign status or (ii) otherwise establish an exemption. IRS Forms W–8 may be obtained on the web at www.irs.gov. As used herein, a “Non-U.S. Holder” means a beneficial owner of Private Notes or Exchange Notes that is neither a partnership (or other entity treated as a partnership for U.S. federal income tax purposes) nor a U.S. Holder.

Certain holders (including, among others, corporations and certain non-U.S. persons) may be exempt from these backup withholding requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for further information regarding exempt holders. Exempt holders should furnish their TIN, indicate their exempt status, and sign, date and return the Substitute Form W-9 to the Exchange Agent.

PAYER’S NAME:    U.S. BANK NATIONAL ASSOCIATION

Substitute Form W-9 Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Name Social Security Number OR Employer Identification Number
Part 3 — Awaiting TIN ☐

Part 2 — Certification — UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

CERTIFICATE INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature
Date

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY REPORTABLE PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU

CHECKED THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld and, if the Exchange Agent is not provided with a taxpayer identification number within 60 days, such amounts will be paid over to the Internal Revenue Service.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer.—Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:		Give the name and SOCIAL SECURITY number of—
1.	Individual	The individual

2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]

3.	Custodian account of a minor (Uniform Gift to Minors Act	The minor[2]

4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee[1]

	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]

5.	Sole proprietorship or disregarded entity owned by an individual	The owner[3]

6.	Grantor trust filing under the Optional Form 1099 Filing Method 1	The grantor*

For this type of account:		Give the name and EMPLOYER IDENTIFICATION number of—
7.	Disregarded entity not owned by an individual	The owner

8.	A valid trust, estate, or pension trust	The legal entity[4]

9.	Corporation or LLC electing corporate status	The corporation

10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

11.	Partnership or multi-member LLC	The partnership

12.	A broker or registered nominee	The broker or nominee

13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2	The trust

1.	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
2.	Circle the minor’s name and furnish the minor’s social security number.
3.	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one), but the IRS encourages you to use your social security number.
4.	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
*	Note. Grantor also must provide a Form W-9 to the trustee of the trust.

NOTE:	IF NO NAME IS CIRCLED WHEN MORE THAN ONE NAME IS LISTED, THE NUMBER WILL BE CONSIDERED TO BE THAT OF THE FIRST NAME LISTED.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON

SUBSTITUTE FORM W-9

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1-800-829-3676, and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

•	An international organization or any agency or instrumentality thereof.

•	A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

•	A corporation.

•	A financial institution.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A real estate investment trust.

•	A common trust fund operated by a bank under Section 584(a).

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A middleman known in the investment community as a nominee or custodian.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A foreign central bank of issue.

•	A trust exempt from tax under Section 664 or described in Section 4947.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

•	Payments to nonresident aliens subject to withholding under Section 1441.

•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

•	Payments of patronage dividends not paid in money.

•	Payments made by certain foreign organizations.

•	Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

•	Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

•	Payments described in Section 6049(b)(5) to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451.

•	Payments made by certain foreign organizations.

•	Mortgage or student loan interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file a Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice. — Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number. — If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. — If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information. — Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.